UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8977

GE Private Asset Management Funds, Inc.

(Exact name of registrant as specified in charter)

GE Financial Trust Company 3200 North Central Ave. 6th Floor, Dept. 612 Phoenix, AX	85012

(Address of principal executive offices)	(Zip code)

Regina M. Fink

Secretary and Vice President

GE Private Asset Management, Inc.

15233 Ventura Blvd., Fifth Floor

Sherman Oaks, CA 91403

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 957-9700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

GE CONTRA FUND

ANNUAL REPORT   |   SEPTEMBER 30, 2004

GE PRIVATE

ASSET MANAGEMENT
FUNDS, INC.

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE PRESIDENT

Dear Shareholder,

Following is the annual report for the GE Contra Fund (“Fund” or “Contra Fund”) for the 12 months ended September 30, 2004. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions and the Fund’s performance over the last fiscal year. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of certain equity assets managed by GE Private Asset Management, Inc. (“GEPAM”) for its private clients. GEPAM also acts as investment adviser to the Contra Fund. GEPAM analyzes various mutual funds and direct securities held by certain clients and performs a statistical analysis of the characteristics of these securities at an individual security and/or portfolio level.

Based on this analysis, GEPAM determines a composite portfolio, which it calls the Equity Benchmark, and then instructs Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s Sub-Adviser, of the level and nature of the downside protection—or “contra” holdings—specifically designed to serve as a counterbalance for the Equity Benchmark. CSAM uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally will increase when the value of the Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the Equity Benchmark increases, the value of your investment in the Fund generally will decrease.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GEPAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

The U.S. equity markets gained value in the last three months of 2003, at the beginning of the Fund’s past fiscal year. There were a variety of factors contributing to the market’s strength during this period, including signs of an improving economy. In addition, continued fiscal stimulus in conjunction with record low interest rates helped to fuel consumer spending and boost corporate revenues.

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During the first nine months of 2004, however, equity market gains were more modest. Investors grew complacent as the prospects for future economic growth declined. Year-to-date through September 30, 2004, the S&P 500 Indexi returned 1.51%. The uncertainty that pervaded the marketplace can be attributed to several factors. As the Federal Reserve Board moved to a tightening bias, there were concerns regarding how much and how fast it would raise interest rates. Investors also grew apprehensive due to the substantial increase in commodity prices, especially crude oil, and feared its potential impact on consumer spending and corporate profits. In addition, there were growing concerns regarding the increasing deficit due to the rising cost of the U.S. war on terror. Uncertainty regarding the outcome of the November Presidential election also impacted the markets. However, in the face of these issues, the economy continued to expand at a moderate pace.

To a great extent, it appears that market participants have chosen to take a wait and see approach. Trading volumes thus far in 2004 have been low, contributing to the lack of market volatility. As demand for stocks wanes, so does demand for put option protection. The lack of hedging activity has led to a decline in premiums paid for put options.ii Over the last nine months, the risk premium associated with an option’s price has declined to the low levels that we last observed in 1994. We believe option activity and market activity will increase over the next year as this uncertainty subsides.

Fund Overview

The decline in the Fund during the 12-month reporting period can be attributed primarily to the slight increased value in the equity markets and to the premiums paid for options.

The strategy implemented for the Fund during 2004 involved the purchase of put options on a quarterly basis. This new policy was unlike the prior strategy where we sold options to defray the upfront cost of put protection. The strategy for 2004 involved only the purchase of out-of the-money put optionsiii on the Russell 2000 Indexiv and S&P 500 Index. If markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the premium paid for these securities. Since the overall returns in the market have been positive since January 2004, the Fund’s performance declined. This affected that typically small portion of client assets allocated to Fund shares.

It is our expectation that if the equity markets continue to behave in a manner similar to what has been experienced over the last fiscal year, the value of the Fund will decline. Based on its current structure, we would anticipate that the value of the Fund will only appreciate if the market declines significantly. This

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performance is consistent with the role of the Fund in GEPAM’s Actively Managed Protection service.

Fund Performance

For the year ended September 30, 2004, the GE Contra Fund returned –99.50%. Over the same period, the S&P 500 Index returned 13.86%. The Fund is designed to increase in value when the broad-based stock market declines in value and decrease in value when the market gains in value. Consequently, the Fund had a negative return for the period as the equity markets appreciated.

Thank you for your investment in GE Contra Fund. We look forward to continuing to serve your investment needs in the future.

Sincerely,

Gurinder S. Ahluwalia

President, GE Private Asset Management, Inc.

November 3, 2004

The views of the Fund’s Adviser are as of the date of this November letter and the Fund holdings described in this document are as of September 30, 2004; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities. In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investment portfolio. These statements are subject to risks and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund’s Adviser has no obligation to update or revise forward-looking statements.

The information provided in this letter by the Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
ii	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
iii	“Out-of-the-money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value.
iv	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

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Fund at a Glance (unaudited)

Investment Breakdown*

March 31, 2004

September 30, 2004

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*	As a percentage of total investments. Please note that Fund holdings are subject to change.

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2004, and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(3)
GE Contra Fund	(94.19)%	$1,000.00	$58.10	1.75%	$4.63

(1)	For the six months ended September 30, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year.
(3)	Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
GE Contra Fund	5.00%	$1,000.00	$1,016.25	1.75%	$8.82

(1)	For the six months ended September 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366.

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Fund Performance (unaudited)

As of September 30, 2004

	6 Months	12 Months
GE Contra Fund†*	-94.19%	-99.50%

S & P 500 Index	-0.18%	13.86%

Average Annual Total Returns†*

12/7/98** through 9/30/04	(55.57)%

Cumulative Total Return†*

12/7/98** through 9/30/04	(99.11)%

Historical Performance

Value of $10,000 Invested in Shares of the

GE Contra Fund vs. S&P 500 Index*‡

December 1998 — September 2004

†	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.
*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures reflect fee waivers and/or expense reimbursements. The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors, shares, when redeemed may be worth more or less than their original cost. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
**	Commencement of operations.
‡	Hypothetical illustration of $10,000 invested in shares of the Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2004. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

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Schedule of Investments September 30, 2004

CONTRACTS	SECURITY	VALUE
PURCHASED OPTIONS — 87.2%
	Russell 2000 Index:
1,750	Put @ 540, Expire 12/04	$1,837,500
780	Put @ 550, Expire 12/04	998,400
	S&P 500 Index:
7,350	Put @ 1,070, Expire 12/04	9,922,500
1,900	Put @ 1,075, Expire 12/04	2,793,000

	TOTAL PURCHASED OPTIONS (Cost — $18,993,400)	15,551,400

FACE AMOUNT
SHORT-TERM INVESTMENTS — 13.1%
	U.S. Treasury Bills:
$2,325,000	Due 10/21/04	2,323,179
20,000	Due 11/4/04	19,972

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,343,151)	2,343,151

	TOTAL INVESTMENTS — 100.3% (Cost — $21,336,551*)	17,894,551
	Liabilities in Excess of Other Assets — (0.3)%	(56,142)

	TOTAL NET ASSETS — 100.0%	$17,838,409

*	Aggregate cost for Federal income tax purposes is $17,894,551.

See Notes to Financial Statements.

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Statement of Assets and Liabilities September 30, 2004

ASSETS:
Investments, at value (Cost — $18,993,400)	$15,551,400
Short-term investments, at value (Cost — $2,343,151)	2,343,151
Cash	5,833
Receivable for Fund shares sold	14,853
Prepaid expenses	16,295

Total Assets	17,931,532

LIABILITIES:
Management fee payable	12,638
Administration fee payable	2,659
Payable for Fund shares reacquired	2,494
Accrued expenses	75,332

Total Liabilities	93,123

Total Net Assets	$17,838,409

NET ASSETS:
Par value of capital shares	$352,310
Capital paid in excess of par value	232,455,510
Accumulated net realized loss from investment transactions, futures contracts and options	(211,527,411)
Net unrealized depreciation of investments, futures contracts and options	(3,442,000)

Total Net Assets	$17,838,409

Shares Outstanding	352,310,299

Net Asset Value, Per Share	$0.05

See Notes to Financial Statements.

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Statement of Operations

For the Year Ended September 30, 2004

INVESTMENT INCOME:
Interest		$312,665

EXPENSES:
Management fee (Note 2)	$389,633
Administration fee (Note 2)	64,939
Audit and legal	39,512
Shareholder communications	36,750
Trustees’ fees	28,595
Registration fees	19,039
Custody	10,790
Transfer agency services	5,000
Other	5,391

Total Expenses	599,649
Less: Management fee waiver (Note 2)	(31,434)

Net Expenses		568,215

Net Investment Loss		(255,550)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS (NOTE 3):
Net Realized Loss From Investment Transactions, Futures Contracts and Options		(145,386,990)

Net Decrease in Unrealized Depreciation of Investments, Futures Contracts and Options		2,315,450

Net Loss on Investments, Futures Contracts and Options		(143,071,540)

Decrease in Net Assets From Operations		$(143,327,090)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Years Ended September 30,

	2004	2003
OPERATIONS:
Net investment loss	$(255,550)	$(756,000)
Net realized gain (loss)	(145,386,990)	44,421,432
Net increase (decrease) in unrealized depreciation	2,315,450	(116,319,304)

Decrease in Net Assets From Operations	(143,327,090)	(72,653,872)

DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gains	—	(61,497,517)

Decrease in Net Assets From
Distributions to Shareholders	—	(61,497,517)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	91,315,168	67,416,905
Net asset value of shares issued for reinvestment of distributions	—	61,497,517
Cost of shares reacquired	(16,501,557)	(74,293,237)

Increase in Net Assets From Fund Share Transactions	74,813,611	54,621,185

Decrease in Net Assets	(68,513,479)	(79,530,204)
NET ASSETS:
Beginning of year	86,351,888	165,882,092

End of year	$17,838,409	$86,351,888

See Notes to Financial Statements.

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Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GE CONTRA FUND(1)(2)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$ 9.91	$ 51.35	$ 50.35	$10.86	$ 22.65

Income (Loss) From Operations:
Net investment income (loss)(3)	(0.00)*	(0.12)	(0.31)	(0.09)	0.27
Net realized and unrealized gain (loss)	(9.86)	(22.71)	18.24	39.72	(11.40)

Total Income (Loss) From Operations	(9.86)	(22.83)	17.93	39.63	(11.13)

Less Distributions From:
Net investment income	—	—	—	(0.13)	(0.66)
Net realized gains	—	(18.61)	(16.93)	(0.01)	—

Total Distributions	—	(18.61)	(16.93)	(0.14)	(0.66)

Net Asset Value, End of Year	$ 0.05	$ 9.91	$ 51.35	$50.35	$ 10.86

Total Return(4)	(99.50)%	(48.83)%	95.70%	366.57%	(49.75)%

Net Assets, End of Year (000s)	$17,838	$86,352	$165,882	$94,007	$25,188

Ratios to Average Net Assets:
Expenses(3)(5)	1.75%	1.51%	1.72%	1.71%	1.50%
Net investment income (loss)	(0.79)	(0.79)	(1.14)	(0.39)	2.17

Portfolio Turnover Rate	0%	0%	0%	0%	0%

(1)	Effective December 18, 2000, per share amounts were restated to reflect a 1 for 3 reverse stock split.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	The manager has waived a portion of its fees for the years ended September 30, 2004 and September 30, 2000. If such fees were not waived, the actual expense ratios would have been 1.85% and 2.00%, respectively.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The GE Contra Fund (“Fund”), a separate investment fund of the GE Private Asset Management Funds, Inc. (“Series”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

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Notes to Financial Statements (continued)

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(e) Investment Transactions and Dividend Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

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Notes to Financial Statements (continued)

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any; at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $255,550 has been reclassified between undistributed net investment income and paid-in-capital as a result of permanent differences attributable to a tax net operating loss. This reclassification has no effect on net assets or net asset values per share.

2.	Management Agreement, Administration Agreement and Other Transactions

GE Private Asset Management, Inc. (“Manager”), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC, an indirect wholly-owned subsidiary of Citigroup Inc., acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee is calculated daily and paid monthly.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corp. acts as the Fund’s distributor.

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Notes to Financial Statements (continued)

3.	Investments

The written call option transactions which occurred during the year ended September 30, 2004, were as follows:

	Number of Contracts	Premiums
Options written, outstanding at September 30, 2003	17,600	$44,133,250
Options written	3,325	16,400,028
Options cancelled in closing purchase transactions	(10,425)	(50,754,778)
Options expired	(10,500)	(9,778,500)

Options written, outstanding at September 30, 2004	—	—

At September 30, 2004, the Fund had no aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purpose.

4.	Subsequent Event

On October 6, 2004, the Board of Directors approved a 100 for 1 reverse stock split resulting in a NAV per share of $3.14.

5.	Capital Shares

At September 30, 2004, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2004	Year Ended September 30, 2003
Shares sold	363,609,923	5,266,290
Shares issued on reinvestment	—	5,456,745
Shares reacquired	(20,008,933)	(5,244,460)

Net Increase	343,600,990	5,478,575

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Notes to Financial Statements (continued)

6.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2004	2003
Net long-term capital gains	—	$37,990,253
Ordinary income	—	23,507,264

Total distributions paid	—	$61,497,517

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	(92,652,017	)*
Other book/tax temporary differences	(122,317,395	)**

Total accumulated losses	$(214,969,412)

*	On September 30, 2004, the Fund had a net capital loss carryforward of approximately $92,652,017, of which $40,176,801 expires in 2011 and $52,475,216 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the realization for tax purposes of unrealized gains/(losses) on certain futures and option contracts.

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

GE Private Asset Management Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GE Contra Fund (“Fund”) of GE Private Asset Management Funds, Inc. (“Series”) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

18       GE Private Asset Management Funds, Inc.      |      2004 Annual Report

Additional Shareholder Information (unaudited)

The Annual Meeting of the Shareholders of the GE Contra Fund, was held on August 24, 2004 for the purpose of voting on the following matters:

Proposal 1:

Election of Directors

To elect three Directors to the Board of Directors of GE Private Asset Management Funds, Inc.:

Name	Shares Voted For	Percentage of Shares Voted	Shares Withheld	Percentage of Shares Withheld
John A. Fibiger	134,621,019	95.35%	6,565,147	4.65%
Dwight M. Jaffee	134,694,039	95.40	6,492,127	4.60
Douglas A. Paul	134,872,212	95.53	6,313,954	4.47

Proposal 2:

Reverse Stock Split

Amend the Company’s Charter to effect a 100 for 1 reverse split of the Fund’s common stock and the related adjustment to the par value per share of the combined shares.

Shares Voted For	Percentage of Shares Voted	Shares Voted Against	Percentage of Shares Voted	Shares Abstained	Percentage of Shares Voted
127,853,393	90.56%	4,576,817	3.24%	8,755,956	6.20%

Proposal 3:

Approval of an Amended and Restated Investment Management Agreement

To approve an amended and restated investment management agreement with GE Private Asset Management Inc. as it relates to GE Contra Fund.

Shares Voted For	Percentage of Shares Voted	Shares Voted Against	Percentage of Shares Voted	Shares Abstained	Percentage of Shares Abstained
130,943,273	92.75%	2,968,980	2.10%	7,273,913	5.15%

19       GE Private Asset Management Funds, Inc.      |      2004 Annual Report

Additional Shareholder Information (unaudited) (continued)

Proposal 4:

Approval to Permit Change in Sub-Adviser Without Shareholder Approval

To permit GE Private Asset Management to hire and terminate sub-advisers or modify sub-advisory agreement without shareholder approval.

Shares Voted For	Percentage of Shares Voted	Shares Voted Against	Percentage of Shares Voted	Shares Abstained	Percentage of Shares Abstained
127,627,811	90.40%	8,031,601	5.69%	5,526,754	3.91%

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Additional Information (unaudited)

Information about Directors and Executive Officers

The business and affairs of the GE Contra Fund (“Fund”) are managed under the direction of GE Private Asset Management Funds, Inc.’s Board of Directors. Information pertaining to the Directors and Executive Officers of the Series is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling GEPAM at 800-238-0810.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
John A. Fibiger GE Private Asset Management (“GEAM”), 15233 Ventura Blvd., Sherman Oaks, CA 91403 Age: 72	Director	Since 2004	Retired; Former Chairman and President of Transamerica Life Companies, Los Angeles, California	N/A	Member of Board of Advisors, The Menninger Foundation; Life Trustee, Museum of Science, Boston, Massachusetts
Dwight M. Jaffee GEAM, 15233 Ventura Blvd., Sherman Oaks, CA 91403 Age: 61	Director	Since 2004	Professor of Finance and Real Estate and Willis H. Booth Professorship in Banking and Finance II, Walter A. Haas School of Business University of California, Berkeley	N/A	Co-Chairman, Fisher Center for Real Estate & Urban Economics and Director, Berkeley-St. Petersburg School of Management Program, Walter A. Haas School of Business University of California, Berkeley
Douglas A. Paul GEAM, 15233 Ventura Blvd., Sherman Oaks, CA 91403 Age: 57	Director	Since 2004	Partner, Kirkpatrick & Lockhart LLP, 2000-2002 (law firm); Director of Compliance, Associate General Counsel, Vice President, American Century Investments, 1995-2000 (Investment Advisory Firm)	N/A	Independent Director of Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

*	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

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Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:

Michael J. Cosgrove** GEAM 3003 Summer Street Stamford, CT 06905 Age 55	Chairman	Since 2001	President of GE Asset Management Services division of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company (“GE”); Vice President of GE Capital Corporation, an indirect wholly-owned subsidiary of GE; Executive Vice President of Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; Director of GEAM; Chief Executive Officer of the Fund from 2001-2002	63	Chairman, Chief Executive Officer and President of GE Investment Distributors, Inc.; Chairman and Chief Executive Officer of GE Retirement Services, Inc.; Chairman and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc.; Trustee of Elfun Funds, GE Savings & Security Funds and GE Pension Trust; Director of GE Private Asset Management Inc. (“GEPAM”), Centurion Capital Group Inc., GE Financial Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp.

*	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Cosgrove is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Cosgrove is an officer of GE Financial and certain of its affiliates.

22       GE Private Asset Management Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Executive Officers:

Gurinder Ahluwalia GEPAM 15233 Ventura Blvd. Sherman Oaks, CA 91403 Age 39	President/ Chief Executive Officer	Since 2004	GE Financial Assurance 2002-2004; Chief Risk Officer at GE Edison Life in Japan 2000-2002; VP Quality at GEFA Direct 1997-2000	N/A	N/A

Thomas Rose GEPAM 15233 Ventura Blvd. Sherman Oaks, CA 91403 Age 42	Treasurer	Since 2003	Vice President and Chief Financial Officer of GEPAM since 3/2003; Vice President of GEPAM since 10/2002; Vice President, Operations Planning and Analysis, GE Financial Advisers, Inc. from 1/2002 to 10/2002; Director, Operations, GE Financial Advisers, Inc. from 1/2001 to 12/2001; Director, e-Business, GE Financial Advisers, Inc. from 8/2000 to 12/2000; Vice President, Quality, GE Client Business Services, Inc. from 7/1999 to 7/2000; Director, HR and Chief of Staff, SWCS, 7/1997 to 6/1999	N/A	N/A

Regina M. Fink GEPAM 15233 Ventura Blvd. Sherman Oaks, CA 91403 Age 43	Secretary and Vice President	Since 2004	Vice President ; Senior Counsel and Secretary of GEPAM (Since 2002); Counsel at Transamerica Occidental Life Insurance Company (1993-2002)	N/A	N/A

*	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

23       GE Private Asset Management Funds, Inc.      |      2004 Annual Report

GE Private Asset Management Funds, Inc

GE Contra Fund

The Fund is a separate investment fund of the GE Private Asset Management Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted-proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.CitigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds, Inc. —  GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

Capital Brokerage Corporation

3001 Summer Street

P.O. Box 120041

Stamford, CT 06912

ADVISER

GE PRIVATE ASSET MANAGEMENT, INC.

15233 Ventura Blvd, 5th Floor

Sherman Oaks, CA 91403

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Directors, is available, without charge, upon request to GE Private Asset Management, Inc., at 800-238-0810.

GECONT 5/04

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. This code of ethics is available upon request at no charge. Please call 800 845 2958 and ask to be referred to the Compliance Department to obtain a copy of this code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that John A. Fibiger, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Fibiger as the Audit Committee’s financial expert. Mr. Fibiger is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for the GE Contra Fund were $15,600 and $15,600 for the years ended 9/30/04 and 9/30/03.

(b) Audit-Related Fees for the GE Contra Fund were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(c) Tax Fees for GE Contra Fund of $1,900 and $1,900 for the years ended 9/30/04 and 9/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to GE Contra Fund.

(d) All Other Fees for GE Contra Fund of $0 and $0 for the years ended 9/30/04 and 9/30/03.

(e) (1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the GE Contra Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; Tax Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; and Other Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03.

(f) N/A

(g) Non-audit fees billed by the Accountant for services rendered to GE Contra Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to GE Contra Fund were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(h) Yes. The GE Contra Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the GE Contra Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 11.	Form of Articles of Amendment dated November 23, 2004 attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

GE Private Asset Management Funds, Inc.

By:	/s/ Gurinder Ahluwalia
Gurinder Ahluwalia
Principal Executive Officer of
GE Private Asset Management Funds, Inc.

Date:	December 07, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gurinder Ahluwalia
(Gurinder Ahluwalia)
Principal Executive Officer of
GE Private Asset Management Funds, Inc.

Date:	December 07, 2004

By:	/s/ Thomas Rose
(Thomas Rose)
Chief Financial Officer
GE Private Asset Management Funds, Inc.

Date:	December 07, 2004